SSgA FUNDS

SUPPLEMENT DATED JULY 27, 2007
TO
PROSPECTUS DATED DECEMBER 18, 2006
(AS SUPPLEMENTED JULY 20, 2007)

SSgA HIGH YIELD BOND FUND

Shareholders of the SSgA High Yield Bond Fund (the “Fund”) are hereby notified that all paragraphs appearing under the Prospectus heading “Investment Objective and Principal Investment Strategies” with respect to the Fund are hereby replaced in their entirety with the following:

High Yield Bond Fund. The nonfundamental investment objective is to maximize total return by investing primarily in fixed-income securities, including, but not limited to, those represented by the Lehman Brothers® U.S. Corporate High Yield Index.

Under normal market conditions, the Fund attempts to meet its objective by investing at least 80% of its total assets in high yield, high risk (non-investment grade) debt securities. Shareholders will be notified 60 days prior to changing the nonfundamental 80% investment policy. The basis for calculating total assets for purposes of the 80% test includes the Fund’s net assets plus any borrowings for investment purposes.  The 80% investment requirement applies at the time the Fund invests its assets. Debt securities may be publicly issued or privately placed, either fixed, zero coupon, payment in kind, variable or floating rate, US or Foreign (including or emerging market debt) and may be denominated in US dollars or foreign currencies. The Fund may also invest in privately issued bank loans, equity securities and equity-based derivatives, including, but not limited to, real estate investment trusts, warrants, preferred stock and common stock.  The Fund may also hold equity securities if delivered to the Fund in connection with debt securities held by the Fund. The Fund may also invest in derivative securities, including futures and options, interest rate swaps, credit default swaps, index securities referencing a basket of credit default swaps, total return swaps, interest rate caps, floors and collars and other structured securities; mortgage related securities; convertibles, and repurchase agreements. The Fund may actively trade portfolio securities and typically has a portfolio turnover rate in excess of 100% and is therefore subject to portfolio turnover and transaction costs.  The Fund is not managed for tax efficiency, and taxable investors may wish to consult a tax professional prior to investing.  Please see “Principal Risks—Portfolio Turnover Risk.”

The Fund seeks to exceed the total return performance of the Lehman Brothers® U.S. Corporate High Yield 2% Issuer Cap Index (the “Index”) over full market cycles by utilizing original, intensive fundamental analysis over the full spectrum of high yield investment opportunities where research offers the most value.  The Fund is constructed from the bottom-up, with top-down risk analytics to ensure issuer/industry diversification.  Security selection focuses on strength of management, positive industry fundamentals, improving financials and attractive security terms.  Typical issuer positions are not more than 2% in any one issuer and not more than 25% allowed in any one industry.  The duration of the Fund is monitored against the Index.

The High Yield Bond Fund considers the following instruments or investment strategies to be principal to the achievement of its investment objective.  Please see “Additional Information about the Funds’ Investment Policies and Risks” in this Prospectus: asset-backed securities; cash sweep; commercial paper and other short-term obligations; section 4(2) commercial paper; depositary shares; Eurodollar certificates of deposit, Eurodollar time deposits, and Yankee certificates of deposit; futures contracts and options on futures; interest rate swaps, credit default swaps, total return swaps, and interest rate caps, floors and collars; mortgage–backed rolls; mortgage-backed securities; non-investment grade fixed income securities; options on securities and securities indexes; portfolio duration; preferred stocks; real estate investment trusts; privately issued bank debt; portfolio maturity; repurchase agreements; securities lending; variable and floating rate securities; and warrants.

The High Yield Bond Fund is subject to the following risks, as described under “Principal Risks:”  Asset-backed securities, call, credit/default, derivatives, dollar-denominated instruments of foreign banks and corporations, extension, government securities, income, interest rate, liquidity, management, market, mortgage-backed rolls, mortgage-backed securities, non-investment grade securities, portfolio turnover, prepayment and sector.

Capitalized terms not otherwise defined in this supplement have the meanings set forth in the Fund’s Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SSgA FUNDS

SUPPLEMENT DATED JULY 27, 2007
TO
PROSPECTUS DATED DECEMBER 18, 2006
SSgA EMERGING MARKETS FUND

Effective August 1, 2007, the SSgA Emerging Markets Fund (the “Fund”) is closed to purchases (including exchanges from other SSgA Funds) by new investors.  The Advisor believes that it is in the best interest of the Fund’s shareholders to reduce the volume and pace of assets moving into the Fund.

Existing account holders of the Fund may continue to contribute to their accounts.  With respect to Fund holdings through financial intermediary omnibus account arrangements, the following will apply:

•                  Employee Benefit Plans (i.e., 401(k), 403(b) plans): If the Fund was an investment option prior to the closing date, such plan participants may invest in the Fund at any time.

•                  Plan record keepers will not be allowed to direct new plans to invest in the Fund.

•                  Plan participants invested in the Fund through their employer’s plan who receive a distribution from such plan may open an IRA rollover account in the Fund; but no other type of account.

•                  Brokerage Accounts: Broker-dealers that have existing selling and/or service agreements with the Fund’s Distributor may allow accounts invested in the Fund to continue to contribute to their accounts; however such broker-dealers may not allow new accounts in the Fund.

•                  No new broker-dealers will be allowed to enter into selling and/or service agreements for the Fund with the Distributor.

•                  Clearing service providers have been notified that they may allow broker-dealer correspondents with existing positions in the Fund to continue to invest in the Fund (via such clearing firm); however no new broker-dealer correspondents may invest in the Fund.

•                  Registered Investment Advisor (“RIAs”) Accounts / Platform Arrangements: RIAs that have positions in the Fund on behalf of clients may continue to contribute the accounts of such clients.

•                  No new RIAs will be allowed to open accounts through a platform arrangement.

•                  Charitable Foundations / Endowments: Charitable foundations, endowments and other tax exempt institutions that have accounts in the Fund may continue to contribute to such accounts and open new accounts.

The Fund acknowledges that it may not be able to monitor certain omnibus account arrangements for compliance with these restrictions on a timely basis.  The Fund has requested that financial intermediaries responsible for omnibus arrangements use their best efforts to comply with this request to close the Fund to new investors.  Employees, officers, directors and trustees of the SSgA Funds, the Advisor or the Advisor’s affiliates, and their immediate family members may open new accounts in the Fund.

Capitalized terms not otherwise defined in this supplement have the meanings set forth in the Fund’s Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE